UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

THE HAIN CELESTIAL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22818	22-3240619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 River Street,
Hoboken, New Jersey		07030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 587-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HAIN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on May 7, 2025, The Hain Celestial Group, Inc. (the “Company”) announced that its Board of Directors (the “Board”) had initiated a comprehensive review of the Company’s portfolio, considering a broad range of strategic options to enhance shareholder value. In connection with this strategic review process, effective on April 17, 2026, the Compensation Committee (the “Compensation Committee”) of the Board approved and adopted the 2026 Retention Plan (the “Plan”). The Plan is intended to induce certain executive officers and other key employees of the Company and its affiliates to continue their employment during the pendency of the Company’s strategic review process.

Under the Plan, the aggregate amount of retention bonuses payable may not exceed $5,000,000, with individual retention amounts and other terms and conditions (as may be determined by the Compensation Committee) set forth in the participant’s individual participation notice. Retention bonuses under the Plan generally vest on the earlier of (i) December 31, 2026 and (ii) the occurrence of certain milestone events or transactions (as further described in the Plan), subject to the Participant’s continued employment through the applicable vesting date.

If a participant experiences a termination of employment by the Company without “Cause” (as defined in the Plan) prior to the applicable vesting date, then, subject to the participant executing and not revoking a general release of claims, the retention bonus will immediately vest in full and become payable. In the event of any other termination of employment or the participant failing to execute and not revoke the release, his or her retention bonus will be immediately forfeited without consideration.

The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as an exhibit to this Form 8‑K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	The Hain Celestial Group, Inc. 2026 Retention Plan

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. The words “believe,” “expect,” “anticipate,” “may,” “should,” “plan,” “intend,” “potential,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, among other things, statements regarding potential strategic transactions, the Company’s strategic review process and other risks and matters described in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and our other filings made from time to time with the Securities and Exchange Commission. We undertake no obligation to update forward-looking statements to reflect actual results or changes in assumptions or circumstances, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HAIN CELESTIAL GROUP, INC.

Date:	April 17, 2026	By:	/s/ Lee A. Boyce
Lee A. Boyce Chief Financial Officer